UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

Core Scientific, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

838 Walker Road, Suite 21-2105
Dover, Delaware	19904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	CORZ	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $6.81 per share	CORZW	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $0.01 per share	CORZZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on December 21, 2022, Core Scientific, Inc. (the “Company”) and certain of its affiliates (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). On January 15, 2024, the Debtors filed with the Bankruptcy Court the Fourth Amended Joint Chapter 11 Plan of Core Scientific, Inc. and its Affiliated Debtors (the “Plan”), and, on January 16, 2024, the Bankruptcy Court entered an order confirming the Plan. On January 23, 2024, the Plan became effective in accordance with its terms and the Debtors emerged from the Chapter 11 Cases. The Bankruptcy Code requires the Debtors to file monthly operating reports during the pendency of their Chapter 11 Cases. Because the Plan was confirmed on January 16, 2024 and went effective on January 23, 2024, the Debtors will cease filing such monthly operating reports with the Bankruptcy Court after filing the monthly operating reports in February 2024 covering the period beginning January 1, 2024 and ending January 31, 2024. The Debtors will subsequently be required to file post-confirmation reports with the Bankruptcy Court until all of the Debtors’ Chapter 11 Cases are closed. Additional information about the Chapter 11 Cases, including access to Court documents, is available online at cases.stretto.com/CoreScientific/, a website administered by Stretto, Inc., a third-party bankruptcy claims and noticing agent. The information on this web site is not incorporated by reference into, and does not constitute part of, this Form 8-K.

Item 7.01	Regulation FD Disclosure.

On January 31, 2024, the Debtors each filed with the Bankruptcy Court their monthly operating reports for the period beginning December 1, 2023 and ending December 31, 2023 (collectively, the “December Monthly Operating Reports”). The December Monthly Operating Reports are attached hereto, as Exhibits 99.1 through 99.11, and are incorporated herein by reference. This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The December Monthly Operating Reports and other filings with the Bankruptcy Court related to the Chapter 11 Cases may be available electronically at cases.stretto.com/CoreScientific/.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the December Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the December Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The December Monthly Operating Reports are

limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The December Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the December Monthly Operating Reports are complete. The December Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the December Monthly Operating Reports should not be viewed as indicative of future results.

Furthermore, this Form 8-K and/or the December Monthly Operating Reports may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include, but are not limited to, the following: risks and uncertainties relating to the Company’s ability to achieve significant cash flows from operations; the effects of the emergence from the Chapter 11 Cases on the Company’s liquidity, results of operations and business; the trading price and volatility of the Company’s common stock; the comparability of the Company’s post-emergence financial results to its historical results and the projections filed with the Bankruptcy Court; changes in the Company’s business strategy and performance, including as a result of changes to the Company’s board of directors or management; the possibility that the Company may be unable to achieve its business and strategic goals even now that the Plan is successfully consummated; the Company’s post-bankruptcy capital structure; attraction and retention of key personnel following emergence from the Chapter 11 Cases; the Company’s ability to achieve expected benefits from restructuring activities; restrictions on the Company’s operations contained in the agreements governing the Company’s indebtedness; the Company’s ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; actions taken by third parties, including the Company’s creditors and other stakeholders, as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the U.S. Securities & Exchange Commission, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Core Scientific, Inc., Monthly Operating Report for the period ended December 31, 2024

99.2	Core Scientific Mining LLC, Monthly Operating Report for the period ended December 31, 2024

99.3	Core Scientific Operating Company, Monthly Operating Report for the period ended December 31, 2024

99.4	Core Scientific Acquired Mining LLC, Monthly Operating Report for the period ended December 31, 2024

99.5	Radar Relay, Inc., Monthly Operating Report for the period ended December 31, 2024

99.6	Core Scientific Specialty Mining (Oklahoma) LLC, Monthly Operating Report for the period ended December 31, 2024

99.7	American Property Acquisition, LLC, Monthly Operating Report for the period ended December 31, 2024

99.8	Starboard Capital LLC, Monthly Operating Report for the period ended December 31, 2024

99.9	RADAR LLC, Monthly Operating Report for the period ended December 31, 2024

99.10	American Property Acquisitions I, LLC, Monthly Operating Report for the period ended December 31, 2024

99.11	American Property Acquisitions VII, LLC, Monthly Operating Report for the period ended December 31, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Date: February 1, 2024	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Chief Legal Officer and Chief Administrative Officer